SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                          SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENERGYNORTH INC

                    GAMCO INVESTORS, INC.
                                11/09/00           25,000-           61.4587
                                11/09/00          129,900-           61.4587
                                 9/22/00            1,000-           60.1250
                    GABELLI ASSOCIATES LTD
                                11/08/00           23,400-           61.5625
                    GABELLI ASSOCIATES FUND
                                11/09/00           53,900-           61.4587
                                11/08/00           23,400            61.5625
                     GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST FUND
                                11/09/00           53,500-           61.4587
                         GABELLI EQUITY TRUST
                                11/09/00           12,100-           61.4587
                         GABELLI CONVERTIBLE FUND
                                11/09/00            6,500-           61.4587
                         GABELLI ASSET FUND
                                11/09/00           32,000-           61.4587
                         GABELLI CAPITAL ASSET FUND
                                11/09/00            4,000-           61.4587
                         GABELLI ABC FUND
                                11/09/00           14,300-           61.4587


          (1) THE TRANSACTIONS ON 11/9/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.